Exhibit 10.5

AMENDMENT NO. 2

TO

QUDIAN INC.

2016 EQUITY INCENTIVE PLAN

This Amendment (“Amendment”), dated as of September 18, 2017, is made by Qudian Inc. (the “Company”) to the Qudian Inc. 2016 Equity Incentive Plan (the “Plan”).

WHEREAS, the Company maintains the Plan to attract and retain the services of employees, directors and consultants considered essential to the success of the Company;

WHEREAS, pursuant to Section 16(b) of the Plan, the Board of Directors of the Company may amend any provision of the Plan at any time (subject to requirements under applicable laws); and

WHEREAS, the Company desires to amend the Plan to provide for annual automatic increases in Shares (as defined in the Plan) reserved for future issuance under the Plan based upon a fixed formula.

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1.    Amendment to Section 3(a). Section 3(a) of the Plan shall, as of the date of this Amendment, be amended by deleting it in its entirety and replacing it with the following new Section 3(a):

(a) Subject to the provisions of Sections 14 and paragraph (b) of this Section 3, the maximum aggregate number of Shares which may be subject to Awards under the Plan is 15,814,019 Shares as of the date of this Amendment. In addition, on January 1, 2018, and on every January 1st thereafter for eight years, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be increased by 1.0% of the total number of Shares outstanding on December 31 of the preceding calendar year. Subject to Section 14 and paragraph (b) of this Section 3, the maximum number of Incentive Stock Options that may be granted is 15,814,019. The Shares which may be subject to Awards are authorized but unissued Shares of the Company.

2.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Cayman Islands.

3.    Incorporation. This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4.    Ratification. All other provisions of the Plan remain unchanged and are hereby ratified by the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company hereto has executed this Amendment as of the day and year first set forth above.

QUDIAN INC.

By:	/s/ Carl Yeung
Name:	Carl Yeung
Title:	Chief Financial Officer

[Signature Page to Equity Incentive Plan Amendment]